Companies and businesses acquired and divested	12 Months Ended
Dec. 31, 2025
Companies and Businesses Acquired and Divested [Abstract]
Companies and businesses acquired and divested
42 Companies and businesses acquired and divested
Companies and businesses acquired
2025
There were no significant acquisitions in 2025.
2024
In February 2024, Aegon completed a strategic partnership with Nationwide Building Society (NBS) whereby Aegon acquired the existing financial planning service of NBS. The total consideration paid amounted to EUR 41 million and a deferred consideration of EUR 11 million. The total fair value of the customer-related intangible asset recognized amounts to EUR 40 million, the goodwill recognized amounts EUR 23 million. The goodwill represents the value of the assembled workforce, platform cost synergies and the ability of the established business to increase returns on an assembled collection of net assets.
2023
There were no significant acquisitions in 2023.
Companies and businesses divested
2025
There were no significant divestments in 2025.
2024
On February 23, 2024, Aegon completed the divestment of the business - sale of its 56% stake in its associate - in India to lower the exposure to businesses outside of Aegon’s core focus that has been largely eliminated over recent years. The divestment did not have a material impact on Aegon’s capital position or results.
On July 1, 2024, the Part VII transfer of the individual protection policies relating to the sale of Aegon’s UK protection book to Royal London (announced in April 2023) was completed.

2023
On April 4, 2023, Aegon announced the sale of its UK individual protection book to Royal London. Under the terms of the agreement, Aegon UK will initially reinsure the portfolio to Royal London, followed by a Part VII transfer of the legal ownership of the individual protection book in 2024. The transfer is subject to court approval. Aegon UK’s individual protection business is a portfolio of life, critical illness, and income protection policies for 400,000 high-net-worth
individual customers, which was sold via independent financial advisers. The portfolio closed to new business on April 4, 2023. The sale does not have a material impact on Aegon’s capital position or results.
On June 1, 2023, Aegon announced the completion of the divestment of its businesses in Poland and Romania to Vienna Insurance Group AG Wiener Versicherung Gruppe (VIG) for EUR 125 million. The book loss on the transaction is EUR 78 million and is recorded in Aegon’s 2023 results. This was the final step to complete the full sale of Aegon’s insurance, pension, and asset management business in Central and Eastern Europe to VIG, following the closings of the divestments of the Hungarian and Turkish businesses in 2022.
On July 4, 2023, Aegon announced the completion of the combination of its Dutch pension, life and non-life
insurance, banking, and mortgage origination activities with a.s.r., and the beginning of its asset management partnership with a.s.r. As part of the transaction, Aegon received EUR 2.2 billion cash proceeds and almost a 30% stake in a.s.r.
On July 21, 2023, Aegon announced the sale of its 56% stake in its associate in India, Aegon Life Insurance Company, to Bandhan Financial Holdings Limited, an Indian financial services company. The completion of the proposed transaction is subject to customary regulatory approvals which have been received in 2023.